UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2009

Analysts International Corporation

(Exact name of registrant as specified in its charter)

MN	0-4090	41-0905408
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3601 West 76th Street, Minneapolis, Minnesota		55435-3000
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (952) 835-5900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             Other Events.

This Form 8-K is filed solely for the purpose of correcting an inadvertent clerical error on the back cover of Analysts International Corporation’s 2008 Annual Report.  Douglas C. Neve’s correct title is “Former Executive Vice President and Chief Financial Officer” of Ceridian Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2009	ANALYSTS INTERNATIONAL CORPORATION

/s/ Robert E. Woods
Robert E. Woods
Senior Vice President, General Counsel and Secretary